                                                               EXHIBIT 23.3(d)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 19, 1996 on the financial statements of Pacific West Cable Television included in or made part of Wireless Broadcasting Systems of America, Inc.'s Amendment No. 1 to the Form S-1 registration statement.

                                             ARTHUR ANDERSEN LLP

Denver, Colorado
        October 1, 1996